Exhibit 99.3

Supplemental Operating and Financial Data
Second Quarter and Six Months Ended June 30, 2018

Q2 2018 Supplemental	Page 2

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 31 through 33 for definitions of certain non-GAAP financial measures used in this document and the reconciliations of certain non-GAAP measures in the Appendix on pages 34 through 41.

Q2 2018 Supplemental	Page 3

COMPANY PROFILE

THE COMPANY

EPR Properties (“EPR” or the “Company”) is a self-administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes Entertainment, Recreation, Education and Other specialty investments.

ENTERTAINMENT

- MEGAPLEX THEATRES
- ENTERTAINMENT RETAIL CENTERS
- FAMILY ENTERTAINMENT CENTERS

RECREATION

- GOLF ENTERTAINMENT COMPLEXES
- SKI AREAS
- ATTRACTIONS
- OTHER RECREATION

EDUCATION

- PUBLIC CHARTER SCHOOLS
- PRIVATE SCHOOLS
- EARLY CHILDHOOD EDUCATION

COMPANY STRATEGY
Our vision is to become the leading specialty REIT by focusing our unique knowledge and resources on select underserved real estate segments which provide the potential for outsized returns.
EPR’s primary business objective is to enhance shareholder value by achieving predictable growth in Funds from Operations (“FFO”) and dividends per share. Central to our growth is remaining focused on acquiring or developing properties in our primary investment segments: Entertainment, Recreation and Education. We may also pursue opportunities to provide mortgage financing for these investment segments in certain situations where this structure is more advantageous than owning the underlying real estate.

Our segment focus is consistent with our strategic organizational design which is structured around building centers of knowledge and strong operating competencies in each of our primary segments. Retention and building of this knowledge depth creates a competitive advantage allowing us to more quickly identify key market trends.

To this end we will deliberately apply information and our ingenuity to identify properties which represent potential logical extensions within each of our segments, or potential future investment segments. As part of our strategic planning and portfolio management process we assess new opportunities against the following five key underwriting principles:

INFLECTION OPPORTUNITY - Renewal or restructuring in an industry’s properties
ENDURING VALUE - Real estate devoted to and improving long-lived activities
EXCELLENT EXECUTION - Market-dominant performance that creates value beyond tenant credit
ATTRACTIVE ECONOMICS - Accretive initial returns along with growth in yield
ADVANTAGEOUS POSITION - Sustainable competitive advantages

Q2 2018 Supplemental	Page 4

INVESTOR INFORMATION

SENIOR MANAGEMENT

Greg Silvers	Mark Peterson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Craig Evans	Mike Hirons
Senior Vice President, General Counsel and Secretary	Senior Vice President - Strategy and Asset Management

Tonya Mater
Vice President and Chief Accounting Officer

COMPANY INFORMATION

CORPORATE HEADQUARTERS	TRADING SYMBOLS
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
STOCK EXCHANGE LISTING	EPR-PrG
New York Stock Exchange

EQUITY RESEARCH COVERAGE

Bank of America Merrill Lynch	Jeffrey Spector/Joshua Dennerlein	646-855-1363
Citi Global Markets	Michael Bilerman/Nick Joseph	212-816-4471
FBR & Co.	David Corak	703-312-1610
Janney Montgomery Scott	Rob Stevenson	646-840-3217
J.P. Morgan	Anthony Paolone/Nikita Bely	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler/Craig Mailman	917-368-2280
Ladenburg Thalmann	John Massocca	212-409-2056
Raymond James & Associates	Collin Mings	727-567-2585
RBC Capital Markets	Michael Carroll/Wes Golladay	440-715-2649
Stifel	Simon Yarmak	443-224-1345
SunTrust Robinson Humphrey	Ki Bin Kim	212-303-4124

EPR Properties is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management.  EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Q2 2018 Supplemental	Page 5

SELECTED FINANCIAL INFORMATION
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)

	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
Operating Information:	2018	2017	2018	2017
Revenue	$202,867	$147,782	$357,835	$276,894
Net income available to common shareholders of EPR Properties	85,545	74,583	109,047	122,547
EBITDAre (1)	180,062	123,534	314,533	235,182
Adjusted EBITDA (1)	135,264	130,444	270,344	242,149
Interest expense, net	34,079	32,967	68,416	63,659
Recurring principal payments	—	437	—	2,852
Capitalized interest	2,294	2,550	4,538	5,341
Straight-lined rental revenue	2,060	4,009	3,934	9,060
Dividends declared on preferred shares	6,036	5,952	12,072	11,904
Dividends declared on common shares	80,277	75,126	160,539	140,746
General and administrative expense	12,976	10,660	25,300	21,717

	JUNE 30,
Balance Sheet Information:	2018	2017
Total assets	$6,104,224	$5,938,886
Accumulated depreciation	810,604	676,364
Total assets before accumulated depreciation (gross assets)	6,914,828	6,615,250
Cash and cash equivalents	3,017	70,872
Debt	2,983,975	2,792,920
Deferred financing costs, net	36,020	34,086
Net debt (1)	3,016,978	2,756,134
Equity	2,885,968	2,901,346
Common shares outstanding	74,348	73,661
Total market capitalization (using EOP closing price)	8,205,138	8,396,356
Net debt/total market capitalization	37%	33%
Net debt/gross assets	44%	42%
Net debt/Adjusted EBITDA (2)	5.6	5.3
Adjusted net debt/Annualized adjusted EBITDA (1)(3)(4)	5.5	5.1

(1) See pages 31 through 33 for definitions.
(2) Adjusted EBITDA is for the quarter multiplied times four. See pages 31 through 33 for definitions. See calculation on page 40.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 31 through 33 for definitions.
(4) Annualized adjusted EBITDA is adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 40 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. See pages 31 through 33 for definitions.

Q2 2018 Supplemental	Page 6

SELECTED BALANCE SHEET INFORMATION
(UNAUDITED, DOLLARS IN THOUSANDS)

ASSETS	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017
Rental properties:
Entertainment	$2,854,274	$2,812,120	$2,762,801	$2,696,125	$2,549,940	$2,545,532
Recreation	1,476,759	1,452,087	1,420,690	1,361,445	1,320,216	754,521
Education	1,175,973	1,170,548	1,005,340	1,033,149	938,673	877,716
Other	156,786	156,786	156,734	156,659	156,420	156,390
Less: accumulated depreciation	(810,604)	(776,404)	(741,334)	(711,384)	(676,364)	(661,029)
Land held for development	31,076	33,693	33,692	33,674	33,672	22,530
Property under development	268,090	249,931	257,629	284,211	271,692	331,934
Mortgage notes receivable: (1)
Entertainment	23,321	31,061	31,105	39,679	36,418	33,735
Recreation	439,759	614,405	602,145	602,701	601,910	349,653
Education	178,348	174,371	337,499	329,991	303,271	288,409
Investment in direct financing leases, net	58,305	58,101	57,903	57,698	93,307	103,095
Investment in joint ventures	4,999	5,538	5,602	5,616	5,581	5,522
Cash and cash equivalents	3,017	24,514	41,917	11,412	70,872	14,446
Restricted cash	11,283	15,640	17,069	24,323	24,255	28,523
Accounts receivable, net	97,804	88,750	93,693	99,213	106,480	96,267
Other assets	135,034	127,725	109,008	108,498	102,543	99,538
Total assets	$6,104,224	$6,238,866	$6,191,493	$6,133,010	$5,938,886	$5,046,782

LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued liabilities	$122,359	$117,583	$136,929	$140,582	$142,526	$101,438
Common dividends payable	26,765	26,755	25,203	25,046	25,044	22,022
Preferred dividends payable	6,036	6,036	4,982	5,951	5,952	5,952
Unearned rents and interest	79,121	81,461	68,227	85,198	71,098	61,579
Line of credit	30,000	570,000	210,000	170,000	—	150,000
Deferred financing costs, net	(36,020)	(28,558)	(32,852)	(33,951)	(34,086)	(28,231)
Other debt	2,989,995	2,589,995	2,851,679	2,851,876	2,827,006	2,494,613
Total liabilities	3,218,256	3,363,272	3,264,168	3,244,702	3,037,540	2,807,373
Equity:
Common stock and additional paid-in- capital	3,492,333	3,487,902	3,479,755	3,421,631	3,417,750	2,755,783
Preferred stock at par value	148	148	148	138	139	139
Treasury stock	(129,048)	(128,707)	(121,591)	(121,539)	(121,533)	(120,955)
Accumulated other comprehensive income	17,497	16,481	12,483	10,919	9,698	8,606
Distributions in excess of net income	(494,962)	(500,230)	(443,470)	(422,841)	(404,708)	(404,164)
Total equity	2,885,968	2,875,594	2,927,325	2,888,308	2,901,346	2,239,409
Total liabilities and equity	$6,104,224	$6,238,866	$6,191,493	$6,133,010	$5,938,886	$5,046,782

(1) Includes related accrued interest receivable.

Q2 2018 Supplemental	Page 7

SELECTED OPERATING DATA
(UNAUDITED, DOLLARS IN THOUSANDS)

	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017
Rental revenue:
Entertainment	$74,640	$74,848	$74,383	$70,621	$69,403	$68,840
Recreation	34,443	33,432	33,909	32,171	29,384	17,299
Education	25,649	22,385	12,862	21,479	22,333	22,357
Other	2,287	2,259	2,292	2,290	2,290	2,290
Mortgage and other financing income:
Entertainment	2,100	802	981	1,151	1,096	1,179
Recreation	57,540	13,705	13,590	14,140	13,104	7,906
Education (1)	5,562	6,907	9,106	9,023	8,868	8,549
Other income	646	630	577	522	1,304	692
Total revenue	$202,867	$154,968	$147,700	$151,397	$147,782	$129,112

Property operating expense	7,334	7,564	12,891	6,340	6,072	6,350
Other expense	—	—	242	—	—	—
General and administrative expense	12,976	12,324	9,596	12,070	10,660	11,057
Litigation settlement expense	2,090	—	—	—	—	—
Costs associated with loan refinancing or payoff	15	31,943	58	1,477	9	5
Gain on early extinguishment of debt	—	—	—	—	(977)	—
Interest expense, net	34,079	34,337	35,271	34,194	32,967	30,692
Transaction costs	405	609	135	113	218	57
Impairment charges	16,548	—	—	—	10,195	—
Depreciation and amortization	37,582	37,684	37,027	34,694	33,148	28,077
Income before equity in income in joint ventures and other items	91,838	30,507	52,480	62,509	55,490	52,874
Equity in (loss) income from joint ventures	(88)	51	(14)	35	59	(8)
Gain on sale of real estate	473	—	13,480	997	25,461	2,004
Income tax expense	(642)	(1,020)	(383)	(587)	(475)	(954)
Net income	91,581	29,538	65,563	62,954	80,535	53,916
Preferred dividend requirements	(6,036)	(6,036)	(6,438)	(5,951)	(5,952)	(5,952)
Preferred share redemption costs	—	—	(4,457)	—	—	—
Net income available to common shareholders of EPR Properties	$85,545	$23,502	$54,668	$57,003	$74,583	$47,964

(1) Represents income from owned assets under direct financing leases and 14 mortgage notes receivable.

Q2 2018 Supplemental	Page 8

FUNDS FROM OPERATIONS AND FUNDS FROM OPERATIONS AS ADJUSTED
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
FUNDS FROM OPERATIONS ("FFO") (1):	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017
Net income available to common shareholders of EPR Properties	$85,545	$23,502	$54,668	$57,003	$74,583	$47,964
Gain on sale of real estate	(473)	—	(13,480)	(997)	(25,461)	(2,004)
Impairment of rental properties	16,548	—	—	—	—	—
Impairment of direct financing lease - residual value portion (2)	—	—	—	—	2,897	—
Real estate depreciation and amortization	37,359	37,464	36,797	34,457	32,906	27,880
Allocated share of joint venture depreciation	58	58	55	55	54	54
FFO available to common shareholders of EPR Properties	$139,037	$61,024	$78,040	$90,518	$84,979	$73,894

FFO available to common shareholders of EPR Properties	$139,037	$61,024	$78,040	$90,518	$84,979	$73,894
Add: Preferred dividends for Series C preferred shares	1,940	—	1,940	1,941	1,941	1,941
Add: Preferred dividends for Series E preferred shares	—	—	1,940	—	—	—
Diluted FFO available to common shareholders of EPR Properties	$140,977	$61,024	$81,920	$92,459	$86,920	$75,835
FUNDS FROM OPERATIONS AS ADJUSTED (1):
FFO available to common shareholders of EPR Properties	$139,037	$61,024	$78,040	$90,518	$84,979	$73,894
Costs associated with loan refinancing or payoff	15	31,943	58	1,477	9	5
Transaction costs	405	609	135	113	218	57
Litigation settlement expense	2,090	—	—	—	—	—
Preferred share redemption costs	—	—	4,457	—	—	—
Termination fee included in gain on sale	—	—	13,275	954	3,900	1,920
Impairment of direct financing lease - allowance for lease loss portion (2)	—	—	—	—	7,298	—
Gain on early extinguishment of debt	—	—	—	—	(977)	—
Gain on insurance recovery (included in other income)	—	—	—	—	(606)	—
Deferred income tax expense (benefit)	235	428	(99)	227	50	634
FFO as adjusted available to common shareholders of EPR Properties	$141,782	$94,004	$95,866	$93,289	$94,871	$76,510

FFO as adjusted available to common shareholders of EPR Properties	$141,782	$94,004	$95,866	$93,289	$94,871	$76,510
Add: Preferred dividends for Series C preferred shares	1,940	1,940	1,940	1,941	1,941	1,941
Add: Preferred dividends for Series E preferred shares	1,939	1,939	1,940	—	—	—
Diluted FFO as adjusted available to common shareholders of EPR Properties	$145,661	$97,883	$99,746	$95,230	$96,812	$78,451
FFO per common share:
Basic	$1.87	$0.82	$1.06	$1.23	$1.16	$1.15
Diluted	1.84	0.82	1.06	1.22	1.15	1.15
FFO as adjusted per common share:
Basic	$1.91	$1.27	$1.30	$1.27	$1.30	$1.19
Diluted	1.87	1.26	1.29	1.26	1.29	1.19
Shares used for computation (in thousands):
Basic	74,329	74,146	73,774	73,663	73,159	64,033
Diluted	74,365	74,180	73,832	73,724	73,225	64,102
Weighted average shares outstanding-Diluted EPS	74,365	74,180	73,832	73,724	73,225	64,102
Effect of dilutive Series C preferred shares	2,110	2,098	2,083	2,072	2,063	2,053
Adjusted weighted-average shares outstanding-diluted Series C	76,475	76,278	75,915	75,796	75,288	66,155
Effect of dilutive Series E preferred shares	1,604	1,598	1,592	—	—	—
Adjusted weighted-average shares outstanding-diluted Series C and Series E	78,079	77,876	77,507	75,796	75,288	66,155
(1) See pages 31 through 33 for definitions.
(2) Impairment charges recognized during the three months ended June 30, 2017 total $10.2 million and related to our investment in direct financing leases, net, consisting of $2.9 million related to the residual value portion and $7.3 million related to the allowance for lease loss portion.

Q2 2018 Supplemental	Page 9

ADJUSTED FUNDS FROM OPERATIONS
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
ADJUSTED FUNDS FROM OPERATIONS ("AFFO") (1):	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017

FFO available to common shareholders of EPR Properties	$139,037	$61,024	$78,040	$90,518	$84,979	$73,894
Adjustments:
Costs associated with loan refinancing or payoff	15	31,943	58	1,477	9	5
Transaction costs	405	609	135	113	218	57
Litigation settlement expense	2,090	—	—	—	—	—
Preferred share redemption costs	—	—	4,457	—	—	—
Termination fees included in gain on sale	—	—	13,275	954	3,900	1,920
Impairment of direct financing lease - allowance for lease loss portion	—	—	—	—	7,298	—
Gain on early extinguishment of debt	—	—	—	—	(977)	—
Gain on insurance recovery (included in other income)	—	—	—	—	(606)	—
Deferred income tax expense (benefit)	235	428	(99)	227	50	634
Non-real estate depreciation and amortization	223	220	230	237	242	197
Deferred financing fees amortization	1,439	1,398	1,588	1,598	1,525	1,456
Share-based compensation expense to management and trustees	3,817	3,791	3,576	3,605	3,503	3,458
Amortization of above/below market leases, net and tenant allowances	(55)	(417)	(66)	(55)	(31)	45
Maintenance capital expenditures (2)	(527)	(698)	(1,207)	(1,125)	(1,590)	(1,601)
Straight-lined rental revenue	(2,060)	(1,874)	7,085	(2,357)	(4,009)	(5,051)
Non-cash portion of mortgage and other financing income	(784)	(656)	(719)	(905)	(901)	(555)
AFFO available to common shareholders of EPR Properties	$143,835	$95,768	$106,353	$94,287	$93,610	$74,459

AFFO available to common shareholders of EPR Properties	$143,835	$95,768	$106,353	$94,287	$93,610	$74,459
Add: Preferred dividends for Series C preferred shares	1,940	1,940	1,940	1,941	1,941	1,941
Add: Preferred dividends for Series E preferred shares	1,939	1,939	1,940	—	—	—
Diluted AFFO available to common shareholders of EPR Properties	$147,714	$99,647	$110,233	$96,228	$95,551	$76,400

Weighted average diluted shares outstanding (in thousands)	74,365	74,180	73,832	73,724	73,225	64,102
Effect of dilutive Series C preferred shares	2,110	2,098	2,083	2,072	2,063	2,053
Effect of dilutive Series E preferred shares	1,604	1,598	1,592	—	—	—
Adjusted weighted-average shares outstanding-diluted	78,079	77,876	77,507	75,796	75,288	66,155

AFFO per diluted common share	$1.89	$1.28	$1.42	$1.27	$1.27	$1.15

Dividends declared per common share	$1.08	$1.08	$1.02	$1.02	$1.02	$1.02

AFFO payout ratio (3)	57%	84%	72%	80%	80%	89%

(1) See pages 31 through 33 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q2 2018 Supplemental	Page 10

CAPITAL STRUCTURE AS OF JUNE 30, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT
PRINCIPAL PAYMENTS DUE ON DEBT:
	BONDS/TERM LOAN/OTHER (1)	UNSECURED CREDIT FACILITY (2)	UNSECURED SENIOR NOTES	TOTAL	WEIGHTED AVG INTEREST RATE
YEAR
2018	$—	$—	$—	$—	—%
2019	—	—	—	—	—%
2020	—	—	—	—	—%
2021	—	—	—	—	—%
2022	—	30,000	350,000	380,000	5.54%
2023	400,000	—	275,000	675,000	3.77%
2024	—	—	148,000	148,000	4.35%
2025	—	—	300,000	300,000	4.50%
2026	—	—	642,000	642,000	4.69%
2027	—	—	450,000	450,000	4.50%
2028	—	—	400,000	400,000	4.95%
Thereafter	24,995	—	—	24,995	2.08%
Less: deferred financing costs, net	—	—	—	(36,020)	—%
	$424,995	$30,000	$2,565,000	$2,983,975	4.54%

		BALANCE	WEIGHTED AVG INTEREST RATE	WEIGHTED AVG MATURITY
Fixed rate secured debt		$—	—%	—
Fixed rate unsecured debt (1)		2,915,000	4.60%	7.10
Variable rate secured debt		24,995	2.08%	29.09
Variable rate unsecured debt		80,000	3.11%	4.28
Less: deferred financing costs, net		(36,020)	—%	—
Total		$2,983,975	4.54%	7.21

(1) Includes $350 million of term loan that has been fixed through interest rate swaps through February 7, 2022.
(2) Unsecured Revolving Credit Facility Summary:
		BALANCE		RATE
	COMMITMENT	AT 6/30/2018	MATURITY	AT 6/30/2018

	$1,000,000	$30,000	February 27, 2022	3.10%

Note: This facility has a seven-month extension available at the Company's option (solely with respect to the unsecured revolving credit portion of the facility) and includes an accordion feature pursuant to which the maximum borrowing amount under the combined unsecured revolving credit and term loan facility can be increased from $1.4 billion to $2.4 billion, in each case, subject to certain terms and conditions.

Q2 2018 Supplemental	Page 11

CAPITAL STRUCTURE AS OF JUNE 30, 2018 AND DECEMBER 31, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT (continued)

SUMMARY OF DEBT:	June 30, 2018	December 31, 2017

Mortgage note payable, 6.19%, prepaid in full on January 2, 2018	$—	$11,684
Senior unsecured notes payable, 7.75%, prepaid in full on February 28, 2018	—	250,000
Unsecured revolving variable rate credit facility, LIBOR + 1.00%, due February 27, 2022	30,000	210,000
Senior unsecured notes payable, 5.75%, due August 15, 2022	350,000	350,000
Unsecured term loan payable, LIBOR + 1.10%, $350,000 fixed at 2.71% through April 5, 2019 and 3.15% from April 6, 2019 to February 7, 2022, due February 27, 2023	400,000	400,000
Senior unsecured notes payable, 5.25%, due July 15, 2023	275,000	275,000
Senior unsecured notes payable, 4.35%, due August 22, 2024	148,000	148,000
Senior unsecured notes payable, 4.50%, due April 1, 2025	300,000	300,000
Senior unsecured notes payable, 4.56%, due August 22, 2026	192,000	192,000
Senior unsecured notes payable, 4.75%, due December 15, 2026	450,000	450,000
Senior unsecured notes payable, 4.50%, due June 1, 2027	450,000	450,000
Senior unsecured notes payable, 4.95%, due April 15, 2028	400,000	—
Bonds payable, variable rate, due August 1, 2047	24,995	24,995
Less: deferred financing costs, net	(36,020)	(32,852)
Total debt	$2,983,975	$3,028,827

Q2 2018 Supplemental	Page 12

CAPITAL STRUCTURE
SENIOR NOTES

SENIOR DEBT RATINGS AS OF JUNE 30, 2018

Moody's	Baa2 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BBB- (stable)

SUMMARY OF COVENANTS

The Company has outstanding public senior unsecured notes with fixed interest rates of 4.50%, 4.75%, 4.95%, 5.25% and 5.75%. Interest on these notes is paid semiannually. These public senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 4.50%, 4.75%, 4.95%, 5.25% and 5.75% public senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance. The actual amounts as of June 30, 2018 and March 31, 2018 are:

		Actual	Actual
NOTE COVENANTS	Required	2nd Quarter 2018 (1)	1st Quarter 2018 (1)
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	44%	45%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	—%	—%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	5.2x	3.8x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	218%	212%

(1) See page 14 for detailed calculations.

Q2 2018 Supplemental	Page 13

CAPITAL STRUCTURE
SENIOR NOTES
(UNAUDITED, DOLLARS IN THOUSANDS)

COVENANT CALCULATIONS

TOTAL ASSETS:	June 30, 2018			TOTAL DEBT:			June 30, 2018
Total Assets per balance sheet	$6,104,224			Secured debt obligations			$24,995
Add: accumulated depreciation	810,604			Unsecured debt obligations:
Less: intangible assets, net	(38,946)			Unsecured debt			2,995,000
Total Assets	$6,875,882			Outstanding letters of credit			—
				Guarantees			24,735
				Derivatives at fair market value, net, if liability			—
				Total unsecured debt obligations:			3,019,735
TOTAL UNENCUMBERED ASSETS:	June 30, 2018			Total Debt			$3,044,730
Unencumbered real estate assets, gross	$6,293,012
Cash and cash equivalents	3,017
Land held for development	31,076
Property under development	268,090
Total Unencumbered Assets	$6,595,195

CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE:	2ND QUARTER 2018		1ST QUARTER 2018	4TH QUARTER 2017		3RD QUARTER 2017	TRAILING TWELVE MONTHS
Adjusted EBITDA per bond documents	$182,557	(1)	$135,080	$124,971	(2)	$132,987	$575,595
Less: straight-line rental revenue	(2,060)		(1,874)	7,085		(2,357)	794
CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE	$180,497		$133,206	$132,056		$130,630	$576,389

ANNUAL DEBT SERVICE:
Interest expense, gross	$36,468		$36,646	$37,360		$36,753	$147,227
Less: deferred financing fees amortization	(1,439)		(1,398)	(1,588)		(1,598)	(6,023)
ANNUAL DEBT SERVICE	$35,029		$35,248	$35,772		$35,155	$141,204

DEBT SERVICE COVERAGE	5.2		3.8	3.7		3.7	4.1

(1) Includes prepayment fees.
(2) Includes straight-line rental revenue write off and bad debt expense related to CLA and prepayment fees.

Q2 2018 Supplemental	Page 14

CAPITAL STRUCTURE AS OF JUNE 30, 2018
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT SHARE INFORMATION)

EQUITY

SECURITY	SHARES OUTSTANDING	PRICE PER SHARE AT JUNE 30, 2018	LIQUIDIATION PREFERENCE	DIVIDEND RATE	CONVERTIBLE	CONVERSION RATIO AT JUNE 30, 2018	CONVERSION PRICE AT JUNE 30, 2018

Common shares	74,347,871	$64.79	N/A	(1)	N/A	N/A	N/A
Series C	5,399,050	$26.64	$134,976	5.750%	Y	0.3908	$63.97
Series E	3,447,381	$34.92	$86,185	9.000%	Y	0.4653	$53.73
Series G	6,000,000	$23.40	$150,000	5.750%	N	N/A	N/A

CALCULATION OF TOTAL MARKET CAPITALIZATION:

Common shares outstanding at June 30, 2018 multiplied by closing price at June 30, 2018				$4,816,999
Aggregate liquidation value of Series C preferred shares (2)				134,976
Aggregate liquidation value of Series E preferred shares (2)				86,185
Aggregate liquidation value of Series G preferred shares (2)				150,000
Net debt at June 30, 2018 (3)				3,016,978
Total consolidated market capitalization				$8,205,138

(1) Total monthly dividends declared in the second quarter of 2018 were $1.08 per share.
(2) Excludes accrued unpaid dividends at June 30, 2018.
(3) See pages 31 through 33 for definitions.

Q2 2018 Supplemental	Page 15

SUMMARY OF RATIOS
(UNAUDITED)

	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017
Net debt to total market capitalization	37%	41%	37%	35%	33%	34%

Net debt to gross assets	44%	45%	44%	44%	42%	46%

Net debt/Adjusted EBITDA (1)(2)	5.6	5.8	5.4	5.7	5.3	5.9

Adjusted net debt/Annualized adjusted EBITDA (3)(4)	5.5	5.6	5.4	5.4	5.1	5.5

Interest coverage ratio (5)	3.7	3.7	3.6	3.6	3.6	3.3

Fixed charge coverage ratio (5)	3.2	3.2	3.1	3.1	3.1	2.8

Debt service coverage ratio (5)	3.7	3.7	3.6	3.6	3.6	3.1

FFO payout ratio (6)	59%	132%	96%	84%	89%	89%

FFO as adjusted payout ratio (7)	58%	86%	79%	81%	79%	86%

AFFO payout ratio (8)	57%	84%	72%	80%	80%	88%

(1) See pages 31 through 33 for definitions.
(2) Adjusted EBITDA is for the quarter multiplied times four. See calculation on page 40.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 31 through 33 for definitions.
(4) Annualized adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 40 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. See pages 31 through 33 for definitions.

(5) See page 17 for detailed calculation.
(6) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(7) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(8) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q2 2018 Supplemental	Page 16

CALCULATION OF INTEREST, FIXED CHARGE AND DEBT SERVICE COVERAGE RATIOS
(UNAUDITED, DOLLARS IN THOUSANDS)
INTEREST COVERAGE RATIO (1):	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017
Net income	$91,581	$29,538	$65,563	$62,954	$80,535	$53,916
Impairment charges	16,548	—	—	—	10,195	—
Transaction costs	405	609	135	113	218	57
Interest expense, gross	36,468	36,646	37,360	36,753	35,599	33,483
Litigation settlement expense	2,090	—	—	—	—	—
Depreciation and amortization	37,582	37,684	37,027	34,694	33,148	28,077
Share-based compensation expense
to management and trustees	3,817	3,791	3,576	3,605	3,503	3,458
Costs associated with loan refinancing or payoff	15	31,943	58	1,477	9	5
Interest cost capitalized	(2,294)	(2,244)	(2,046)	(2,492)	(2,550)	(2,791)
Straight-line rental revenue	(2,060)	(1,874)	7,085	(2,357)	(4,009)	(5,051)
Gain on early extinguishment of debt	—	—	—	—	(977)	—
Gain on sale of real estate	(473)	—	(13,480)	(997)	(25,461)	(2,004)
Gain on insurance recovery	—	—	—	—	(606)	—
Prepayment fees	(47,293)	—	(834)	—	—	—
Deferred income tax expense (benefit)	235	428	(99)	227	50	634
Interest coverage amount	$136,621	$136,521	$134,345	$133,977	$129,654	$109,784

Interest expense, net	$34,079	$34,337	$35,271	$34,194	$32,967	$30,692
Interest income	95	65	43	67	82	—
Interest cost capitalized	2,294	2,244	2,046	2,492	2,550	2,791
Interest expense, gross	$36,468	$36,646	$37,360	$36,753	$35,599	$33,483

Interest coverage ratio	3.7	3.7	3.6	3.6	3.6	3.3

FIXED CHARGE COVERAGE RATIO (1):
Interest coverage amount	$136,621	$136,521	$134,345	$133,977	$129,654	$109,784

Interest expense, gross	$36,468	$36,646	$37,360	$36,753	$35,599	$33,483
Preferred share dividends	6,036	6,036	6,438	5,951	5,952	5,952
Fixed charges	$42,504	$42,682	$43,798	$42,704	$41,551	$39,435

Fixed charge coverage ratio	3.2	3.2	3.1	3.1	3.1	2.8

DEBT SERVICE COVERAGE RATIO (1):
Interest coverage amount	$136,621	$136,521	$134,345	$133,977	$129,654	$109,784

Interest expense, gross	$36,468	$36,646	$37,360	$36,753	$35,599	$33,483
Recurring principal payments	—	—	197	192	437	2,415
Debt service	$36,468	$36,646	$37,557	$36,945	$36,036	$35,898

Debt service coverage ratio	3.7	3.7	3.6	3.6	3.6	3.1
(1) See pages 31 through 33 for definitions. See Appendix on pages 34 through 41 for reconciliations of certain non-GAAP financial measures.

Q2 2018 Supplemental	Page 17

SUMMARY OF MORTGAGE NOTES RECEIVABLE
(UNAUDITED, DOLLARS IN THOUSANDS)
SUMMARY OF MORTGAGE NOTES RECEIVABLE	OPERATING SEGMENT	JUNE 30, 2018	DECEMBER 31, 2017
Mortgage note and related accrued interest receivable, 10.14%, reclassified to rental properties January 1, 2018 due to implementation of ASU 2017-05	Education	$—	$2,500
Mortgage note and related accrued interest receivable, 8.50%, reclassified to rental properties January 1, 2018 due to implementation of ASU 2017-05	Education	—	9,631
Mortgage notes, 7.25%, borrower exercised conversion option on February 16, 2018	Education	—	142,900
Mortgage note and related accrued interest receivable, 7.00%, prepaid in full March 12, 2018	Education	—	1,474
Mortgage note and related accrued interest receivable, 7.50%, prepaid in full March 26, 2018	Education	—	9,056
Mortgage note and related accrued interest receivable, 9.00%, due March 11, 2019	Education	1,454	1,454
Mortgage notes, 7.00% and 10.00%, due May 1, 2019	Recreation	176,209	174,265
Mortgage note, 7.00%, due December 20, 2021	Education	56,226	57,890
Mortgage notes, 8.50%, due April 6, 2022	Recreation	74,580	249,213
Mortgage note and related accrued interest receivable, 7.85%, due December 28, 2026	Recreation	5,803	5,803
Mortgage note and related accrued interest receivable, 7.85%, due January 3, 2027	Recreation	10,976	10,880
Mortgage note and related accrued interest receivable, 9.25%, due June 28, 2032	Entertainment	23,321	31,105
Mortgage note and related accrued interest receivable, 9.00%, due December 31, 2032	Education	5,090	5,173
Mortgage notes and related accrued interest receivable, 9.50%, due April 30, 2033	Education	33,130	33,269
Mortgage note, 11.31%, due July 1, 2033	Recreation	12,096	12,249
Mortgage note and related accrued interest receivable, 8.50% to 9.15%, due June 30, 2034	Education	8,774	8,711
Mortgage note and related accrued interest receivable, 9.50%, due August 31, 2034	Education	12,613	12,564
Mortgage note, 11.43%, due December 1, 2034	Recreation	51,050	51,050
Mortgage notes, 10.43%, due December 1, 2034	Recreation	37,562	37,562
Mortgage note, 10.88%, due December 1, 2034	Recreation	4,550	4,550
Mortgage note, 8.28%, due January 5, 2036	Recreation	21,000	21,000
Mortgage note, 10.25%, due May 31, 2036	Recreation	17,505	17,505
Mortgage note and related accrued interest receivable, 9.95%, due July 31, 2036	Education	6,344	6,304
Mortgage note, 9.75%, due August 1, 2036	Recreation	18,068	18,068
Mortgage note and related accrued interest receivable, 9.93%, due December 31, 2036	Education	9,838	9,838
Mortgage note and related accrued interest receivable, 8.50%, due April 30, 2037	Education	4,798	4,717
Mortgage note and related accrued interest receivable, 8.75%, due June 30, 2037	Education	4,140	4,111
Mortgage note and related accrued interest receivable, 8.50%, due July 31, 2037	Education	4,229	4,235
Mortgage note, 8.75%, due August 31, 2037	Education	17,336	11,330
Mortgage note and related accrued interest receivable, 8.80%, due September 30, 2037	Education	13,532	11,684
Mortgage note and related accrued interest receivable, 7.85%, due January 31, 2038	Recreation	10,360	—
Mortgage note and related accrued interest receivable, 7.50%, due October 27, 2038	Education	844	658
Total mortgage notes and related accrued interest receivable		$641,428	$970,749

Q2 2018 Supplemental	Page 18

CAPITAL SPENDING AND DISPOSITION SUMMARIES
(UNAUDITED, DOLLARS IN THOUSANDS)
2018 CAPITAL SPENDING	LOCATION	OPERATING SEGMENT	CAPITAL SPENDING THREE MONTHS ENDED JUNE 30, 2018	CAPITAL SPENDING SIX MONTHS ENDED JUNE 30, 2018
Development and redevelopment of megaplex theatres	various	Entertainment	$16,029	$26,498
Acquisition of a megaplex theatre	Conway, AR	Entertainment	—	7,495
Development of other entertainment and retail projects	various	Entertainment	7,816	15,357
Development of Topgolf golf entertainment facilities	various	Recreation	24,598	43,513
Additions to mortgage note and notes receivable for attractions	various	Recreation	62	854
Acquisition of an attraction	Pagosa Springs, CO	Recreation	36,394	36,394
Acquisition of a fitness facility	Fort Collins, CO	Recreation	—	7,812
Investment in mortgage notes receivable for a fitness facilities	various	Recreation	95	10,387
Investment in waterpark hotel for casino and resort project	Sullivan County, NY	Recreation	27,017	48,663
Development and redevelopment of recreation properties	various	Recreation	432	2,952
Development of public charter school properties	various	Education	11,381	15,348
Acquisition and development of early childhood education centers	various	Education	1,273	14,766
Investment in mortgage notes receivable for public charter schools	various	Education	4,761	8,077
Development of private school properties	various	Education	7	360
Investment in casino and resort project	Sullivan County, NY	Other	—	29
Total investment spending			$129,865	$238,505
Maintenance and other capital spending, net	various	n/a	393	10,224
Total capital spending			$130,258	$248,729

2018 DISPOSITIONS AND MORTGAGE NOTE PAYDOWNS	LOCATION	OPERATING SEGMENT	NET PROCEEDS THREE MONTHS ENDED JUNE 30, 2018	NET PROCEEDS SIX MONTHS ENDED JUNE 30, 2018
Mortgage note paydown	Chicago, IL	Entertainment	$9,359	$9,359
Sale of entertainment retail parcels	Warrenville, IL	Entertainment	4,202	4,202
Sale of excess land	Auburn, CA	Entertainment	65	65
Mortgage note paydown	various	Recreation	221,348	221,348
Sale of excess land	Webster, TX	Recreation	293	293
Mortgage note paydown	various	Education	—	10,495
Sale of early education center	Wallingford, CT	Education	1,635	1,635
Total dispositions and mortgage note paydowns (excluding recurring principal payments and including prepayment fees)			$236,902	$247,397

Q2 2018 Supplemental	Page 19

PROPERTY UNDER DEVELOPMENT - INVESTMENT SPENDING ESTIMATES AT JUNE 30, 2018 (1)
(UNAUDITED, DOLLARS IN THOUSANDS)

	JUNE 30, 2018		OWNED BUILD-TO-SUIT SPENDING ESTIMATES
	PROPERTY UNDER DEVELOPMENT	# OF PROJECTS	3RD QUARTER 2018	4TH QUARTER 2018	1ST QUARTER 2019	2ND QUARTER 2019	THEREAFTER	TOTAL EXPECTED COSTS (2)	% LEASED
Entertainment	$22,259	4	$7,487	$3,900	$—	$—	$—	$33,646	100%
Recreation (3)	192,946	6	50,750	46,250	30,142	30,142	16,430	366,660	100%
Education	22,167	7	15,600	13,600	5,334	—	—	56,701	100%
Total Build-to-Suit	237,372	17	$73,837	$63,750	$35,476	$30,142	$16,430	$457,007
Non Build-to-Suit Development	25,010
Resorts World Catskills	5,708
Total Property Under Development	$268,090

		JUNE 30, 2018	OWNED BUILD-TO-SUIT IN-SERVICE ESTIMATES
		# OF PROJECTS	3RD QUARTER 2018	4TH QUARTER 2018	1ST QUARTER 2019	2ND QUARTER 2019	THEREAFTER	TOTAL IN-SERVICE (2)	ACTUAL IN-SERVICE 2ND QUARTER 2018
Entertainment		4	$2,779	$30,867	$—	$—	$—	$33,646	$52,580
Recreation		6	30,040	29,766	28,260	—	278,594	366,660	—
Education		7	12,616	38,085	6,000	—	—	56,701	6,367
Total Build-to-Suit		17	$45,435	$98,718	$34,260	$—	$278,594	$457,007	$58,947

	JUNE 30, 2018		MORTGAGE BUILD-TO-SUIT SPENDING ESTIMATES
	MORTGAGE NOTES RECEIVABLE	# OF PROJECTS	3RD QUARTER 2018	4TH QUARTER 2018	1ST QUARTER 2019	2ND QUARTER 2019	THEREAFTER	TOTAL EXPECTED COSTS (2)
Entertainment	$—	—	$—	$—	$—	$—	$—	$—
Recreation	—	—	—	—	—	—	—	—
Education	48,553	5	8,600	6,350	2,226	1,389	—	67,118
Total Build-to-Suit Mortgage Notes	48,553	5	$8,600	$6,350	$2,226	$1,389	$—	$67,118
Non Build-to-Suit Mortgage Notes	592,875
Total Mortgage Notes Receivable	$641,428

(1) This schedule includes only those properties for which the Company has closed on a contract (lease or mortgage) and commenced construction as of June 30, 2018.
(2) "Total Expected Costs" and "Total In-Service" each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest as applicable).

(3) Recreation includes costs related to waterpark hotel at Resorts World Catskills.
Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - "Risk Factors" in the Company's most recent Annual Report on Form 10-K and, to the extent applicable, the Company's Quarterly Reports on Form 10-Q.

Q2 2018 Supplemental	Page 20

FINANCIAL INFORMATION BY SEGMENT
FOR THE THREE MONTHS ENDED JUNE 30, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$74,640	$34,443	$25,649	$2,287	$137,019	$—	$137,019
Other income	4	—	—	—	4	642	646
Mortgage and other financing income	2,100	57,540	5,562	—	65,202	—	65,202
Total revenue	76,744	91,983	31,211	2,287	202,225	642	202,867

Property operating expense	5,816	24	644	689	7,173	161	7,334
Total investment expenses	5,816	24	644	689	7,173	161	7,334
General and administrative expense	—	—	—	—	—	(12,976)	(12,976)
Prepayment fees	(1,359)	(45,934)	—	—	(47,293)	—	(47,293)
Adjusted EBITDA (1)	$69,569	$46,025	$30,567	$1,598	$147,759	$(12,495)	$135,264
	47%	31%	21%	1%	100%

Reconciliation to Consolidated Statements of Income:
Litigation settlement expense						(2,090)	(2,090)
Costs associated with loan refinancing or payoff						(15)	(15)
Interest expense, net						(34,079)	(34,079)
Transaction costs						(405)	(405)
Impairment charges						(16,548)	(16,548)
Depreciation and amortization						(37,582)	(37,582)
Equity in loss from joint ventures						(88)	(88)
Gain on sale of real estate						473	473
Income tax expense						(642)	(642)
Prepayment fees						47,293	47,293
Net income							91,581
Preferred dividend requirements						(6,036)	(6,036)
Net income available to common shareholders of EPR Properties							$85,545

(1) See pages 31 through 33 for definitions.

Q2 2018 Supplemental	Page 21

FINANCIAL INFORMATION BY SEGMENT
FOR THE SIX MONTHS ENDED JUNE 30, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$149,488	$67,875	$48,034	$4,546	$269,943	$—	$269,943
Other income	4	62	—	—	66	1,210	1,276
Mortgage and other financing income	2,902	71,245	12,469	—	86,616	—	86,616
Total revenue	152,394	139,182	60,503	4,546	356,625	1,210	357,835

Property operating expense	12,045	57	1,473	1,003	14,578	320	14,898
Total investment expenses	12,045	57	1,473	1,003	14,578	320	14,898
General and administrative expense	—	—	—	—	—	(25,300)	(25,300)
Prepayment fees	(1,359)	(45,934)	—	—	(47,293)	—	(47,293)
Adjusted EBITDA (1)	$138,990	$93,191	$59,030	$3,543	$294,754	$(24,410)	$270,344
	47%	32%	20%	1%	100%
Reconciliation to Consolidated Statements of Income:
Litigation settlement expense						(2,090)	(2,090)
Costs associated with loan refinancing or payoff						(31,958)	(31,958)
Interest expense, net						(68,416)	(68,416)
Transaction costs						(1,014)	(1,014)
Impairment charges						(16,548)	(16,548)
Depreciation and amortization						(75,266)	(75,266)
Equity in loss from joint ventures						(37)	(37)
Gain on sale of real estate						473	473
Income tax expense						(1,662)	(1,662)
Prepayment fees						47,293	47,293
Net income							121,119
Preferred dividend requirements						(12,072)	(12,072)
Net income available to common shareholders of EPR Properties							$109,047
(1) See pages 31 through 33 for definitions.

Q2 2018 Supplemental	Page 22

FINANCIAL INFORMATION BY SEGMENT
FOR THE THREE MONTHS ENDED JUNE 30, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$69,403	$29,384	$22,333	$2,290	$123,410	$—	$123,410
Other income	606	—	1	—	607	697	1,304
Mortgage and other financing income	1,096	13,104	8,868	—	23,068	—	23,068
Total revenue	71,105	42,488	31,202	2,290	147,085	697	147,782

Property operating expense	5,545	29	32	353	5,959	113	6,072
Total investment expenses	5,545	29	32	353	5,959	113	6,072
General and administrative expense	—	—	—	—	—	(10,660)	(10,660)
Gain on insurance recovery (1)	(606)	—	—	—	(606)	—	(606)
Adjusted EBITDA (2)	$64,954	$42,459	$31,170	$1,937	$140,520	$(10,076)	$130,444
	47%	30%	22%	1%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(9)	(9)
Gain on early extinguishment of debt						977	977
Interest expense, net						(32,967)	(32,967)
Transaction costs						(218)	(218)
Impairment charges						(10,195)	(10,195)
Depreciation and amortization						(33,148)	(33,148)
Equity in income from joint ventures						59	59
Gain on sale of real estate						25,461	25,461
Income tax expense						(475)	(475)
Gain on insurance recovery (1)						606	606
Net income							80,535
Preferred dividend requirements						(5,952)	(5,952)
Net income available to common shareholders of EPR Properties							$74,583

(1) Included in other income. See reconciliation on page 39.
(2) See pages 31through 33 for definitions.

Q2 2018 Supplemental	Page 23

FINANCIAL INFORMATION BY SEGMENT
FOR THE SIX MONTHS ENDED JUNE 30, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$138,243	$46,683	$44,690	$4,580	$234,196	$—	$234,196
Other income	612	—	1	—	613	1,383	1,996
Mortgage and other financing income	2,275	21,010	17,417	—	40,702	—	40,702
Total revenue	141,130	67,693	62,108	4,580	275,511	1,383	276,894

Property operating expense	11,380	57	32	693	12,162	260	12,422
Total investment expenses	11,380	57	32	693	12,162	260	12,422
General and administrative expense	—	—	—	—	—	(21,717)	(21,717)
Gain on insurance recovery (1)	(606)	—	—	—	(606)	—	(606)
Adjusted EBITDA (2)	$129,144	$67,636	$62,076	$3,887	$262,743	$(20,594)	$242,149
	49%	26%	24%	1%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(14)	(14)
Gain on early extinguishment of debt						977	977
Interest expense, net						(63,659)	(63,659)
Transaction costs						(275)	(275)
Impairment charges						(10,195)	(10,195)
Depreciation and amortization						(61,225)	(61,225)
Equity in income from joint ventures						51	51
Gain on sale of real estate						27,465	27,465
Income tax expense						(1,429)	(1,429)
Gain on insurance recovery (1)						606	606
Net income							134,451
Preferred dividend requirements						(11,904)	(11,904)
Net income available to common shareholders of EPR Properties							$122,547

(1) Included in other income. See reconciliation on page 41.
(2) See pages 31 through 33 for definitions.

Q2 2018 Supplemental	Page 24

TOTAL INVESTMENT BY SEGMENT
AS OF JUNE 30, 2018 AND DECEMBER 31, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

	As of June 30, 2018
	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	CONSOLIDATED
Rental properties, net of accumulated depreciation	$2,217,223	$1,382,786	$1,096,393	$156,786	$4,853,188
Add back accumulated depreciation on rental properties	637,051	93,973	79,580	—	810,604
Land held for development	4,457	—	9,805	16,814	31,076
Property under development	46,543	192,947	22,892	5,708	268,090
Mortgage notes and related accrued interest receivable, net	23,321	439,759	178,348	—	641,428
Investment in direct financing leases, net	—	—	58,305	—	58,305
Investment in joint ventures	4,999	—	—	—	4,999
Intangible assets, gross (1)	26,620	18,482	1,230	—	46,332
Notes receivable and related accrued interest receivable, net (1)	1,976	3,345	—	—	5,321
Total investments (2)	$2,962,190	$2,131,292	$1,446,553	$179,308	$6,719,343
% of total investments	44%	32%	21%	3%	100%

	As of December 31, 2017
	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	CONSOLIDATED
Rental properties, net of accumulated depreciation	$2,156,131	$1,347,562	$943,804	$156,734	$4,604,231
Add back accumulated depreciation on rental properties	606,670	73,128	61,536	—	741,334
Land held for development	4,457	—	12,420	16,815	33,692
Property under development	101,252	125,217	25,454	5,706	257,629
Mortgage notes and related accrued interest receivable, net	31,105	602,145	337,499	—	970,749
Investment in direct financing leases, net	—	—	57,903	—	57,903
Investment in joint ventures	5,602	—	—	—	5,602
Intangible assets, gross (1)	26,466	7,513	1,230	—	35,209
Notes receivable and related accrued interest receivable, net (1)	1,976	3,107	—	—	5,083
Total investments (2)	$2,933,659	$2,158,672	$1,439,846	$179,255	$6,711,432
% of total investments	44%	32%	21%	3%	100%

(1) Included in other assets in the consolidated balance sheets as of June 30, 2018 in the Company's Quarterly Report on Form 10-Q and December 31, 2017 in the Company's Annual Report on Form 10-K. Reconciliation is as follows:

	6/30/2018	12/31/2017
Intangible assets, gross	$46,332	$35,209
Less: accumulated amortization on intangible assets	(7,386)	(6,340)
Notes receivable and related accrued interest receivable, net	5,321	5,083
Prepaid expenses and other current assets	90,767	75,056
Total other assets	$135,034	$109,008

(2) See pages 31 through 33 for definitions.

Q2 2018 Supplemental	Page 25

LEASE EXPIRATIONS
AS OF JUNE 30, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)
	MEGAPLEX THEATRES			RECREATION PORTFOLIO			EDUCATION PORTFOLIO
YEAR	TOTAL NUMBER OF PROPERTIES	RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED JUNE 30, 2018 (1)	% OF TOTAL REVENUE	TOTAL NUMBER OF PROPERTIES	RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED JUNE 30, 2018 (1)	% OF TOTAL REVENUE	TOTAL NUMBER OF PROPERTIES	FINANCING INCOME/RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED JUNE 30, 2018	% OF TOTAL REVENUE
2018	1	$1,375	—%	—	$—	—%	—	$—	—%
2019	2	5,109	1%	—	—	—%	—	—	—%
2020	3	3,967	1%	—	—	—%	—	—	—%
2021	8	11,061	2%	—	—	—%	—	—	—%
2022	10	20,238	3%	—	—	—%	—	—	—%
2023	9	21,283	3%	—	—	—%	1	308	—%
2024	14	27,966	4%	—	—	—%	1	3,073	—%
2025	5	9,694	1%	1	1,850	—%	—	—	—%
2026	8	16,208	2%	1	4,880	1%	—	—	—%
2027	17	23,423	4%	3	17,606	3%	4	2,841	—%
2028	14	26,709	4%	—	—	—%	1	67	—%
2029	10	12,458	2%	2	2,820	—%	—	—	—%
2030	17	21,314	3%	—	—	—%	—	—	—%
2031	15	24,558	4%	—	—	—%	11	4,952	1%
2032	5	4,835	1%	5	6,065	1%	8	9,916	2%
2033	9	5,601	1%	2	3,536	—%	9	7,764	1%
2034	2	1,977	—%	7	11,517	2%	14	24,085	4%
2035	2	2,297	—%	11	41,183	6%	14	8,465	1%
2036	2	2,393	1%	5	9,968	2%	14	13,652	2%
2037	3	6,755	1%	15	32,334	5%	16	5,383	1%
Thereafter	1	497	—%	5	2,258	—%	36	13,862	2%
	157	$249,718	38%	57	$134,017	20%	129	$94,368	14%

Note: This schedule relates to owned megaplex theatres, ski areas, attractions, golf entertainment complexes, public charter schools, early education centers and private schools only, which together represent approximately 72% of total revenue for the trailing twelve months ended June 30, 2018. This schedule excludes properties under construction, land held for development and investments in mortgage notes receivable.

(1) Consists of rental revenue and tenant reimbursements.

Q2 2018 Supplemental	Page 26

TOP TEN CUSTOMERS BY PERCENTAGE OF TOTAL REVENUE
(UNAUDITED, DOLLARS IN THOUSANDS)

			PERCENTAGE OF TOTAL REVENUE (1)	PERCENTAGE OF TOTAL REVENUE (1)
			FOR THE THREE MONTHS ENDED	FOR THE SIX MONTHS ENDED
	CUSTOMERS	ASSET TYPE	JUNE 30, 2018	JUNE 30, 2018

1.	AMC Theatres	Entertainment	18.6%	18.6%
2.	Topgolf	Recreation	9.8%	9.8%
3.	Regal Entertainment Group	Entertainment	9.0%	9.0%
4.	Cinemark	Entertainment	6.0%	6.0%
5.	Camelback Resort	Recreation	3.8%	3.8%
6.	Premier Parks	Recreation	3.3%	3.6%
7.	Basis Independent Schools	Education	3.1%	3.2%
8.	Vail Resorts	Recreation	2.7%	2.5%
9.	Southern Theatres	Entertainment	2.6%	2.6%
10.	Imagine Schools	Education	2.5%	2.5%

	Total		61.4%	61.6%

(1) Excludes prepayment fees for three and six months ended June 30, 2018

Q2 2018 Supplemental	Page 27

NET ASSET VALUE (NAV) COMPONENTS
AS OF JUNE 30, 2018
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)
ANNUALIZED CASH NET OPERATING INCOME (NOI) RUN RATE (FOR NAV CALCULATIONS) (1)
	OWNED	FINANCED	TOTAL
Megaplex	$227,500	$224	$227,724
ERC's/Retail	40,352	—	40,352
Other Entertainment	10,112	2,252	12,364
ENTERTAINMENT	277,964	2,476	280,440
Ski Areas	24,672	18,356	43,028
Attractions	53,204	15,204	68,408
Golf Entertainment Complexes	56,180	4,932	61,112
Other Recreation	5,648	2,108	7,756
RECREATION	139,704	40,600	180,304
Public Charter Schools	40,496	18,800	59,296
Early Childhood Education (4)	13,000	—	13,000
Private Schools	26,236	396	26,632
EDUCATION	79,732	19,196	98,928

ANNUALIZED CASH NOI RUN RATE	$497,400	$62,272	$559,672

OTHER NAV COMPONENTS
ASSETS		LIABILITIES
Property under development	$268,090	Long-term debt (5)		$3,019,995
Land held for development	31,076	Series G liquidation value		150,000
Resorts World Catskills land in-service	156,786	Accounts payable and accrued liabilties		122,359
Investment in joint ventures	4,999	Preferred dividends payable		6,036
Cash and cash equivalents	3,017	Unearned rents and interest (6)		22,909
Restricted cash	11,283
Accounts receivable, net (2)	29,901
Other assets (3)	73,903
Rental properties, net, related to CLA (4)	250,943

SHARES
Common shares outstanding	74,348
Effect of dilutive securities - share options	36
Effect of dilutive Series C preferred shares	2,110
Effect of dilutive Series E preferred shares	1,604
Diluted shares outstanding	78,098
(1) See pages 31 through 33 for definitions and see Appendix on pages 34 through 41 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended June 30, 2018 and excludes the "Other" segment related to Resorts World Catskills casino and resort project in Sullivan County, New York.
(2) Excludes straight-line receivable of $67.9 million.
(3) Excludes deferred tax assets of $11.0 million, deferred financing costs, net of $5.8 million, intangible assets, net of $38.9 million and notes and related accrued interest, net of $5.3 million.
(4) Includes no NOI related to CLA assets. CLA assets are disclosed at carrying value under other NAV components.
(5) Excludes deferred financing costs, net of $36.0 million.
(6) Excludes deferred rent liabilities related to portions of rental properties funded by tenants of $33.2 million and cash paid by tenants during construction of $23.0 million.

Q2 2018 Supplemental	Page 28

ANNUALIZED GAAP NET OPERATING INCOME
AS OF JUNE 30, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

ANNUALIZED GAAP NET OPERATING INCOME (NOI) RUN RATE (1)
	OWNED	FINANCED	TOTAL
Megaplex	$229,140	$224	$229,364
ERC's/Retail	39,416	—	39,416
Other Entertainment	10,428	2,452	12,880
ENTERTAINMENT	278,984	2,676	281,660

Ski Areas	24,904	18,392	43,296
Attractions	53,128	15,660	68,788
Golf Entertainment Complexes	57,596	4,932	62,528
Other Recreation	5,764	2,108	7,872
RECREATION	141,392	41,092	182,484

Public Charter Schools	47,804	21,776	69,580
Early Childhood Education (2)	15,888	52	15,940
Private Schools	29,436	456	29,892
EDUCATION	93,128	22,284	115,412

ANNUALIZED GAAP NOI RUN RATE	$513,504	$66,052	$579,556

(1) See pages 31 through 33 for definitions and see Appendix on pages 34 through 41 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended June 30, 2018 and excludes the "Other" segment related to Resorts World Catskills casino and resort project in Sullivan County, New York.
(2) Includes no NOI related to CLA assets.

Q2 2018 Supplemental	Page 29

GUIDANCE
(DOLLARS IN MILLIONS EXCEPT FOR PER SHARE INFORMATION)

MEASURE		2018 GUIDANCE
	YTD ACTUALS	CURRENT			PRIOR
Investment spending	$238.5	$450.0	to	$650.0	$400.0	to	$700.0
Disposition proceeds and mortgage note payoff	$247.4	$450.0	to	$500.0	$350.0	to	$450.0
Prepayment fees - entertainment and recreation properties (1)	$47.3	$60.0	to	$64.0	$45.0
Prepayment fees - education properties (1)	$—	$4.0	to	$5.0	$4.0	to	$5.0
Termination fees - education properties (2)	$—	$7.5	to	$11.5	$8.0	to	$12.0
Percentage rent and participating interest income	$3.0	$7.5	to	$8.5	$7.0	to	$8.0
General and administrative expense	$25.3	$48.0	to	$50.0	$47.0	to	$49.0

FFO per diluted share	$2.67	$5.40	to	$5.45	$5.17	to	$5.27
FFO as adjusted per diluted share	$3.12	$5.97	to	$6.07	$5.75	to	$5.90

RECONCILIATION FROM NET INCOME AVAILABLE TO COMMON SHAREHOLDERS OF EPR PROPERTIES (PER DILUTED SHARE):	YTD ACTUALS	2018 CURRENT GUIDANCE
Net income available to common shareholders of EPR Properties	$1.47	$3.41	to	$3.51
Gain on sale of real estate (2)	(0.01)	(0.21)	to	(0.26)
Impairment of rental properties	0.22	0.22
Real estate depreciation and amortization	1.01	2.04
Allocated share of joint venture depreciation	—	—
Impact of Series C and Series E Dilution, if applicable	(0.02)	(0.06)
FFO available to common shareholders of EPR Properties	$2.67	$5.40	to	$5.45
Costs associated with loan refinancing or payoff	0.43	0.43
Transaction costs	0.01	0.03
Litigation settlement expense	0.03	0.03
Termination fees - education properties (2)	—	0.10	to	0.15
Deferred income tax expense	0.01	0.01
Impact of Series C and Series E Dilution, if applicable	(0.03)	(0.03)
FFO as adjusted available to common shareholders of EPR Properties	$3.12	$5.97	to	$6.07

Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. See cautionary statement concerning forward-looking statements on page 3.
(1) Prepayment penalties received related to mortgage agreements are included in mortgage and other financing income per GAAP and are included in FFO and FFO as adjusted.
(2) Termination fees received related to leases where an operator exercises its option to purchase the property and terminates the lease prior to the lease maturity are included in gain on sale of real estate per GAAP and are excluded from FFO (in accordance with the NAREIT definition) but then included in FFO as adjusted. Including in FFO as adjusted is consistent with how other lease termination fees and fees received for early prepayment of mortgage notes receivable are reflected.

Q2 2018 Supplemental	Page 30

DEFINITIONS - NON-GAAP FINANCIAL MEASURES

EBITDAre
The National Association of Real Estate Investment Trusts (“NAREIT”) developed EBITDAre as a relative non-GAAP financial measure of REITs, independent of a company's capital structure, to provide a uniform basis to measure the enterprise value of a company. Pursuant to the definition of EBITDAre by the Board of Governors of NAREIT, the Company calculates EBITDAre as net income, computed in accordance with GAAP, excluding interest expense (net), income tax expense (benefit), depreciation and amortization, gains and losses from sales of depreciable operating properties, impairment losses of depreciable real estate, costs (gain) associated with loan refinancing or payoff, gain on early extinguishment of debt and adjustments for unconsolidated partnerships, joint ventures and other affiliates. Management provides EBITDAre herein because it believes this information is useful to investors as a supplemental performance measure as it can help facilitate comparisons of operating performance between periods and with other REITs. EBITDAre does not represent cash flow from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP.

ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
Management uses Adjusted EBITDA in its analysis of the performance of the business and operations of the Company. Management believes Adjusted EBITDA is useful to investors because it excludes various items that management believes are not indicative of operating performance, and that it is an informative measure to use in computing various financial ratios to evaluate the Company. The Company defines Adjusted EBITDA as EBITDAre (defined above) excluding gain on insurance recovery, retirement severance expense, litigation settlement expense, impairment of direct financing lease (allowance for lease loss portion), the provision for loan losses, transaction costs and prepayment fees and which is then multiplied by four to get an annual amount. For the three months and year ended December 31, 2017, Adjusted EBITDA was further adjusted to reflect zero Adjusted EBITDA related to one of our early education tenants, CLA. Annualized Adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items, which is then multiplied by four to get an annual amount.

The Company’s method of calculating Adjusted EBITDA and Annualized Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

NET DEBT AND ADJUSTED NET DEBT
Net Debt represents debt (reported in accordance with GAAP) adjusted to exclude deferred financing costs, net and reduced for cash and cash equivalents. By excluding deferred financing costs, net and cash and cash equivalents, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted net debt is net debt less 40% times property under development to remove the estimated portion of property under development that has been financed with debt but has not yet produced earnings. The Company's method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET DEBT TO ADJUSTED EBIDTA AND ADJUSTED NET DEBT TO ANNUALIZED ADJUSTED EBITDA
Net Debt to Adjusted EBITDA and Adjusted Net Debt to Annualized Adjusted EBITDA are supplemental measures derived from non-GAAP financial measures that the Company uses to evaluate its capital structure and the magnitude of its debt against its operating performance. The Company believes that investors commonly use versions of these ratios in a similar manner. In addition, financial institutions use versions of these ratios in connection with debt agreements to set pricing and

Q2 2018 Supplemental	Page 31

covenant limitations. The Company's method of calculating both ratios may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET OPERATING INCOME ("NOI") AND NOI RUN RATES
NOI is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management uses NOI in its analysis of the operations and valuation of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of the operating performance of the Company's investments, such as gains (or losses) from sales of property, depreciation and amortization, and general and administrative expense, and is used in computing various financial ratios as a measure of operational performance. The Company computes NOI by adding back to Adjusted EBITDA - Continuing Operations the impact of general and administrative expense and corporate/unallocated and other.

Quarterly Cash NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest, non-cash revenue and non-recurring adjustments to provide a quarterly cash run rate of such measure. Quarterly Cash NOI Run Rate multiplied by four equals Annualized Cash NOI Run Rate.

Quarterly GAAP NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest and non-recurring adjustments to provide a quarterly GAAP run rate of such measure. Quarterly GAAP NOI Run Rate multiplied by four equals Annualized GAAP NOI Run Rate.

The Company's method of calculating NOI, Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED
NAREIT developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales of depreciable operating properties and impairment losses of depreciable real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted. Management believes it is useful to provide FFO as adjusted as a supplemental measure to GAAP net income available to common shareholders and earnings per share. FFO as adjusted is FFO plus costs (gain) associated with loan refinancing or payoff, transaction costs, retirement severance expense, litigation settlement expense, preferred share redemption costs, termination fees associated with tenants' exercises of education properties buy-out options, impairment of direct financing lease (allowance for lease loss portion) and provision for loan losses, and by subtracting gain on early extinguishment of debt, gain (loss) on sale of land, gain on insurance recovery and deferred income tax benefit (expense). FFO and FFO as adjusted are non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations, cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, we present AFFO by adding to FFO costs (gain) associated with loan refinancing or payoff, net, transaction costs, retirement severance expense, litigation settlement expense, preferred share redemption costs, termination fees associated with tenants' exercises of education properties buy-out options, impairment

Q2 2018 Supplemental	Page 32

of direct financing lease (allowance for lease loss portion) and provision for loan losses, and by subtracting gain on early extinguishment of debt, gain (loss) on sale of land, gain on insurance recovery, and deferred income tax benefit (expense); adding non-real estate depreciation and amortization, deferred financing fees amortization, share-based compensation expense to management and trustees and amortization of above market leases, net; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, and the non-cash portion of mortgage and other financing income. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross (including interest expense in discontinued operations), retirement severance expense, litigation settlement expense, depreciation and amortization, share-based compensation expense to management and trustees and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain (loss) on sale of real estate from continuing and discontinued operations, gain on insurance recovery, gain on previously held equity interest, gain on early extinguishment of debt, prepayment fees and deferred income tax benefit (expense). We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS
Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in direct financing leases, net, investment in joint ventures, intangible assets, gross (included in other assets) and notes receivable and related accrued interest receivable, net (included in other assets). Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.

Q2 2018 Supplemental	Page 33

Appendix to Supplemental Operating and Financial Data
Reconciliation of Certain Non-GAAP Financial Measures
Second Quarter and Six Months Ended June 30, 2018

Q2 2018 Supplemental	Page 34

RECONCILIATION OF INTEREST COVERAGE AMOUNT TO NET CASH PROVIDED BY OPERATING ACTIVITIES
(UNAUDITED, DOLLARS IN THOUSANDS)

The interest coverage amount per the table on page 17 is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used by investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017

Net cash provided by operating activities	$140,784	$108,964	$83,539	$120,099	$101,085	$93,550

Equity in (loss) income from joint ventures	(88)	51	(14)	35	59	(8)
Distributions from joint ventures	(451)	(116)	—	—	—	(442)
Amortization of deferred financing costs	(1,439)	(1,398)	(1,588)	(1,598)	(1,525)	(1,456)
Amortization of above and below market leases, net and tenant allowances	55	417	66	55	31	(45)
Increase (decrease) in mortgage notes and related accrued interest receivable	1,219	(845)	408	1,040	(817)	(1,098)
Increase (decrease) in accounts receivable, net	9,222	(3,597)	1,354	(6,714)	(786)	(2,720)
Increase in direct financing lease receivable	203	198	205	199	407	397
Increase (decrease) in other assets	163	3,826	(534)	30	(952)	3,147
(Increase) decrease in accounts payable and accrued liabilities	(2,360)	9,118	(9,049)	1,689	(212)	7,311
Decrease (increase) in unearned rents and interest	1,997	(13,234)	18,258	(12,875)	3,106	(14,550)
Straight-line rental revenue	(2,060)	(1,874)	7,085	(2,357)	(4,009)	(5,051)
Interest expense, gross	36,468	36,646	37,360	36,753	35,599	33,483
Interest cost capitalized	(2,294)	(2,244)	(2,046)	(2,492)	(2,550)	(2,791)
Transaction costs	405	609	135	113	218	57
Prepayment fees	(47,293)	—	(834)	—	—	—
Litigation settlement expense	2,090	—	—	—	—	—
Interest coverage amount (1)	$136,621	$136,521	$134,345	$133,977	$129,654	$109,784

Net cash provided (used) by investing activities	$67,920	$(106,916)	$(67,161)	$(286,428)	$(147,769)	$(200,715)

Net cash (used) provided by financing activities	$(234,550)	$(20,798)	$6,809	$106,889	$98,715	$121,053

(1) See pages 31 through 33 for definitions.

Q2 2018 Supplemental	Page 35

RECONCILIATION OF QUARTERLY CASH NOI RUN RATE AND QUARTERLY GAAP NOI RUN RATE

Net Operating Income ("NOI"), Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate as used on pages 28 and 29 are non-GAAP financial measures and should not be considered as alternatives to net income (loss) in accordance with GAAP as indications of our performance or to cash flows as a measure of our liquidity. The tables on pages 37 through 41 provide reconciliations of these non-GAAP measures with respect to each segment and property type, and should be read in conjunction with the reconciliations on page 21 of our segment Adjusted EBITDA - continuing operations to our net income.

The following explanatory notes apply to the tables on pages 37 through 39.

(1) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(2) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(3) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(4) Adjustments for properties commencing or terminating cash payments during the quarter, as well as in-service projects with only straight-line revenue.
(5) Adjustments to income from mortgages receivable to be consistent with end of quarter balance.
(6) Non-recurring adjustments relate to termination fees, a gain from an insurance claim and a non-recurring revenue recovery.

Q2 2018 Supplemental	Page 36

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)
ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - OWNED PROPERTIES (FOR NAV CALCULATIONS)
FOR THE THREE MONTHS ENDED JUNE 30, 2018
	ENTERTAINMENT				RECREATION					EDUCATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$56,835	$15,169	$2,640	$74,644	$6,710	$12,282	$14,010	$1,441	$34,443	$11,768	$6,479	$7,402	$25,649	$2,929	$137,665
Property operating expense	346	5,468	2	5,816	—	24	—	—	24	98	546	—	644	850	7,334
Total investment expense	346	5,468	2	5,816	—	24	—	—	24	98	546	—	644	850	7,334
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	(12,976)	(12,976)
Prepayment fees	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	$56,489	$9,701	$2,638	$68,828	$6,710	$12,258	$14,010	$1,441	$34,419	$11,670	$5,933	$7,402	$25,005	$(10,897)	$117,355
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	12,976	12,976
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,079)	(2,079)
NOI	$56,489	$9,701	$2,638	$68,828	$6,710	$12,258	$14,010	$1,441	$34,419	$11,670	$5,933	$7,402	$25,005	$—	$128,252
Quarterly GAAP NOI run rate
NOI	$56,489	$9,701	$2,638	$68,828	$6,710	$12,258	$14,010	$1,441	$34,419	$11,670	$5,933	$7,402	$25,005	$—	$128,252
In-service adjustments (2)	713	66	(31)	748	6	729	—	—	735	281	(1,961)	(11)	(1,691)	—	(208)
Percentage rent/participation adjustments (3)	83	91	—	174	(490)	295	389	—	194	—	—	(32)	(32)	—	336
Non-recurring adjustments (6)	—	(4)	—	(4)	—	—	—	—	—	—	—	—	—	—	(4)
Quarterly GAAP NOI run rate	$57,285	$9,854	$2,607	$69,746	$6,226	$13,282	$14,399	$1,441	$35,348	$11,951	$3,972	$7,359	$23,282	$—	$128,376
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$229,140	$39,416	$10,428	$278,984	$24,904	$53,128	$57,596	$5,764	$141,392	$47,804	$15,888	$29,436	$93,128	$—	$513,504
Quarterly cash NOI run rate
NOI	$56,489	$9,701	$2,638	$68,828	$6,710	$12,258	$14,010	$1,441	$34,419	$11,670	$5,933	$7,402	$25,005	$—	$128,252
In-service adjustments (4)	575	(37)	—	538	—	809	—	—	809	(220)	(1,978)	4	(2,194)	—	(847)
Percentage rent/participation adjustments (3)	83	91	—	174	(490)	295	389	—	194	—	—	(32)	(32)	—	336
Non-recurring adjustments (6)	—	(4)	—	(4)	—	—	—	—	—	—	—	—	—	—	(4)
Non-cash revenue	(272)	337	(110)	(45)	(52)	(61)	(354)	(29)	(496)	(1,326)	(705)	(815)	(2,846)	—	(3,387)
Quarterly cash NOI run rate	56,875	10,088	2,528	69,491	6,168	13,301	14,045	1,412	34,926	10,124	3,250	6,559	19,933		124,350
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$227,500	$40,352	$10,112	$277,964	$24,672	$53,204	$56,180	$5,648	$139,704	$40,496	$13,000	$26,236	$79,732	$—	$497,400

Q2 2018 Supplemental	Page 37

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)

ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - FINANCED PROPERTIES (FOR NAV CALCULATIONS)
FOR THE THREE MONTHS ENDED JUNE 30, 2018

	ENTERTAINMENT				RECREATION					EDUCATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	CORP./UNALLO-CATED AND OTHER		TOTAL
Total revenue	$56	$—	$2,044	$2,100	$52,032	$3,748	$1,233	$527	$57,540	$5,435	$13	$114	$5,562	$—		$65,202
Property operating expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Total investment expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—		—
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Prepayment fee	—	—	(1,359)	(1,359)	(45,934)	—	—	—	(45,934)	—	—	—	—	—		(47,293)
Adjusted EBITDA	$56	$—	$685	$741	$6,098	$3,748	$1,233	$527	$11,606	$5,435	$13	$114	$5,562	$—	$—	$17,909
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	—		—
NOI	$56	$—	$685	$741	$6,098	$3,748	$1,233	$527	$11,606	$5,435	$13	$114	$5,562	$—		$17,909

Quarterly GAAP NOI run rate
NOI	$56	$—	$685	$741	$6,098	$3,748	$1,233	$527	$11,606	$5,435	$13	$114	$5,562	$—		$17,909
In-service adjustments (5)	—	—	(86)	(86)	(1,500)	—	—	—	(1,500)	9	—	—	9	—		(1,577)
Percentage rent/participation adjustments (3)	—	—	14	14	—	167	—	—	167	—	—	—	—	—		181
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Quarterly GAAP NOI run rate	$56	$—	$613	$669	$4,598	$3,915	$1,233	$527	$10,273	$5,444	$13	$114	$5,571	$—		$16,513
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4			x4
Annualized GAAP NOI run rate	$224	$—	$2,452	$2,676	$18,392	$15,660	$4,932	$2,108	$41,092	$21,776	$52	$456	$22,284	$—		$66,052
Quarterly cash NOI run rate
NOI	$56	$—	$685	$741	$6,098	$3,748	$1,233	$527	$11,606	$5,435	$13	$114	$5,562	$—		$17,909
In-service adjustments (5)	—	—	(117)	(117)	(1,491)	(114)	—	—	(1,605)	(16)	—	—	(16)	—		(1,738)
Percentage rent/participation adjustments (3)	—	—	14	14	—	167	—	—	167	—	—	—	—	—		181
Non-recurring adjustments (6)	—	—	(19)	(19)	(18)	—	—	—	(18)	(719)	(13)	(15)	(747)	—		(784)
Non-cash revenue	—	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Quarterly cash NOI run rate	56	—	563	619	4,589	3,801	1,233	527	10,150	4,700	—	99	4,799	—		15,568
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4			x4
Annualized cash NOI run rate	$224	$—	$2,252	$2,476	$18,356	$15,204	$4,932	$2,108	$40,600	$18,800	$—	$396	$19,196	$—		$62,272

Q2 2018 Supplemental	Page 38

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)
ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - TOTAL - OWNED AND FINANCED PROPERTIES (FOR NAV CALCULATIONS) - SUM OF PAGES 37 AND 38
FOR THE THREE MONTHS ENDED JUNE 30, 2018
	ENTERTAINMENT				RECREATION					EDUCATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	CORP./UNALLO-CATED AND OTHER		TOTAL
Total revenue	$56,891	$15,169	$4,684	$76,744	$58,742	$16,030	$15,243	$1,968	$91,983	$17,203	$6,492	$7,516	$31,211	$2,929		$202,867
Property operating expense	346	5,468	2	5,816	—	24	—	—	24	98	546	—	644	850		7,334
Total investment expense	346	5,468	2	5,816	—	24	—	—	24	98	546	—	644	850		7,334
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	(12,976)		(12,976)
Prepayment fee	—	—	(1,359)	(1,359)	(45,934)	—	—	—	(45,934)	—	—	—	—	—		(47,293)
Adjusted EBITDA	$56,545	$9,701	$3,323	$69,569	$12,808	$16,006	$15,243	$1,968	$46,025	$17,105	$5,946	$7,516	$30,567	$(10,897)	$—	$135,264
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	12,976		12,976
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,079)		(2,079)
NOI	$56,545	$9,701	$3,323	$69,569	$12,808	$16,006	$15,243	$1,968	$46,025	$17,105	$5,946	$7,516	$30,567	$—		$146,161
Quarterly GAAP NOI run rate
NOI	$56,545	$9,701	$3,323	$69,569	$12,808	$16,006	$15,243	$1,968	$46,025	$17,105	$5,946	$7,516	$30,567	$—		$146,161
In-service adjustments (2) (5)	713	66	(117)	662	(1,494)	729	—	—	(765)	290	(1,961)	(11)	(1,682)	—		(1,785)
Percentage rent/participation adjustments (3)	83	91	14	188	(490)	462	389	—	361	—	—	(32)	(32)	—		517
Non-recurring adjustments (6)	—	(4)	—	(4)	—	—	—	—	—	—	—	—	—	—		(4)
Quarterly GAAP NOI run rate	$57,341	$9,854	$3,220	$70,415	$10,824	$17,197	$15,632	$1,968	$45,621	$17,395	$3,985	$7,473	$28,853	$—		$144,889
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4			x4
Annualized GAAP NOI run rate	$229,364	$39,416	$12,880	$281,660	$43,296	$68,788	$62,528	$7,872	$182,484	$69,580	$15,940	$29,892	$115,412	$—		$579,556
Quarterly cash NOI run rate
NOI	$56,545	$9,701	$3,323	$69,569	$12,808	$16,006	$15,243	$1,968	$46,025	$17,105	$5,946	$7,516	$30,567	$—		$146,161
In-service adjustments (4) (5)	575	(37)	(117)	421	(1,491)	695	—	—	(796)	(236)	(1,978)	4	(2,210)	—		(2,585)
Percentage rent/participation adjustments (3)	83	91	14	188	(490)	462	389	—	361	—	—	(32)	(32)	—		517
Non-recurring adjustments (6)	—	(4)	(19)	(23)	(18)	—	—	—	(18)	(719)	(13)	(15)	(747)	—		(788)
Non-cash revenue	(272)	337	(110)	(45)	(52)	(61)	(354)	(29)	(496)	(1,326)	(705)	(815)	(2,846)	—		(3,387)
Quarterly cash NOI run rate	56,931	10,088	3,091	70,110	10,757	17,102	15,278	1,939	45,076	14,824	3,250	6,658	24,732	—		139,918
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4			x4
Annualized cash NOI run rate	$227,724	$40,352	$12,364	$280,440	$43,028	$68,408	$61,112	$7,756	$180,304	$59,296	$13,000	$26,632	$98,928	$—		$559,672

Q2 2018 Supplemental	Page 39

RECONCILIATION OF EBITDAre, ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
(UNAUDITED, DOLLARS IN THOUSANDS)
ADJUSTED EBITDA (5):	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017
Net income	$91,581	$29,538	$65,563	$62,954	$80,535	$53,916
Interest expense, net	34,079	34,337	35,271	34,194	32,967	30,692
Income tax expense (benefit)	642	1,020	383	587	475	954
Depreciation and amortization	37,582	37,684	37,027	34,694	33,148	28,077
Gain on sale of real estate	(473)	—	(13,480)	(997)	(25,461)	(2,004)
Impairment of rental properties	16,548	—	—	—	—	—
Impairment of direct financing lease - residual value portion (1)	—	—	—	—	2,897	—
Costs associated with loan refinancing or payoff	15	31,943	58	1,477	9	5
Gain on early extinguishment of debt	—	—	—	—	(977)	—
Equity in loss (income) from joint ventures	88	(51)	14	(35)	(59)	8
EBITDAre (4)	$180,062	$134,471	$124,836	$132,874	$123,534	$111,648
Gain on insurance recovery (2)	—	—	—	—	(606)	—
Litigation settlement expense	2,090	—	—	—	—	—
Impairment of direct financing lease - allowance for lease loss portion (1)	—	—	—	—	7,298	—
Transaction costs	405	609	135	113	218	57
Straight-line rental revenue write-off related to CLA (3)	—	—	9,010	—	—	—
Bad debt expense related to CLA (4)	—	—	6,003	—	—	—
Prepayment fees	(47,293)	—	(834)	—	—	—
Adjusted EBITDA (for the quarter)	$135,264	$135,080	$139,150	$132,987	$130,444	$111,705

Adjusted EBITDA (6)	$541,056	$540,320	$556,600	$531,948	$521,776	$446,820

ANNUALIZED ADJUSTED EBITDA (5):
Adjusted EBITDA (for the quarter)	$135,264	$135,080	$139,150	$132,987	$130,444	$111,705
Corporate/unallocated and other NOI (7)	(2,079)	(2,354)	(2,045)	(2,298)	(2,521)	(2,489)
In-service adjustments (8)	(1,785)	910	1,453	5,074	3,287	2,948
Percentage rent/participation adjustments (9)	517	973	(973)	(1,107)	(204)	593
Non-recurring adjustments (10)	(4)	(63)	(2,689)	(2)	(607)	(6)
Annualized Adjusted EBITDA (for the quarter)	$131,913	$134,546	$134,896	$134,654	$130,399	$112,751

Annualized Adjusted EBITDA (11)	$527,652	$538,184	$539,584	$538,616	$521,596	$451,004

See footnotes on following page.

Q2 2018 Supplemental	Page 40

RECONCILIATION OF ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
(UNAUDITED, DOLLARS IN THOUSANDS)
	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017

(1) Impairment charges recognized during the six months ended June 30, 2017 total $10.2 million and related to our investment in a direct financing lease, net, consisting of $2.9 million related to the residual value portion and $7.3 million related to the allowance for lease loss portion.

(2) Included in other income in the consolidated statements of income in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:
Income from settlement of foreign currency swap contracts	$621	$554	$577	$520	$697	$663
Fee income	—	62	—	1	—	—
Gain on insurance recovery	—	—	—	—	606	—
Miscellaneous income	25	14	—	1	1	29
Other income	$646	$630	$577	$522	$1,304	$692

(3) Included in rental revenue in the consolidated statements of income in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:
Minimum rent	$129,371	$125,712	$123,208	$118,179	$113,723	$101,056
Tenant reimbursements	3,758	3,991	4,131	3,734	3,941	3,749
Percentage rent	1,744	1,259	3,108	2,212	1,646	850
Straight-line rental revenue	2,060	1,874	1,925	2,357	4,009	5,051
Straight-line rental revenue write-off related to CLA	—	—	(9,010)	—	—	—
Other rental revenue	86	88	84	79	91	80
Rental revenue	$137,019	$132,924	$123,446	$126,561	$123,410	$110,786

(4) Included in property operating expense in the consolidated statements of income in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:

Expenses related to the operations of our retail centers and other specialty properties	$6,419	$6,607	$6,649	$5,961	$5,886	$5,915
Bad debt expense	915	957	239	379	186	435
Bad debt expense related to CLA	—	—	6,003	—	—	—
Property operating expense	$7,334	$7,564	$12,891	$6,340	$6,072	$6,350

(5) See pages 31 through 33 for definitions.
(6) Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.
(7) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(8) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(9) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(10) Non-recurring adjustments relate to a gain from an insurance claim and a non-recurring revenue recovery.
(11) Annualized Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.

Q2 2018 Supplemental	Page 41